                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       January 12, 1996
                                                     (December 31, 1995)
                                                ------------------------------


                         CHART HOUSE ENTERPRISES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                   1-9684              33-0147725
--------------------------------------------------------------------------------
(State of other jurisdiction of         (Commission         (I.R.S. Employer
Incorporation or organization)          File Number)       Identification No.)


115 South Acacia Avenue, Solana Beach, California              92075-1803
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip code)


Registrant's telephone number, including area code          (619) 755-8281
                                                  ------------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets.

       Effective December 31, 1995, Chart House Enterprises, Inc. (the "Company") completed the sale of all of the outstanding common stock of its wholly-owned subsidiary, Paradise Bakery, Inc., to Java Centrale, Inc., a publicly-traded company headquartered in Sacramento, California. The total sale price was $6,725,000, consisting of $5,375,000 cash proceeds and a $1,350,000 note. The note bears interest at a rate of 10% and matures in 1998.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       The following pro forma financial information is filed as a part of this report:

       Unaudited Pro Forma Condensed Balance Sheet as of September 30, 1995.

       Unaudited Pro Forma Condensed Income Statement for the Nine Months Ended September 30, 1995.

       Unaudited Pro Forma Condensed Income Statement for the Year Ended December 31, 1994.

       Notes to Unaudited Pro Forma Condensed Financial Statements.


       (b) Pro Forma Financial Information.

           Effective December 31, 1995, the Company sold its subsidiary, Paradise Bakery, Inc., for total consideration of $6,725,000, consisting of $5,375,000 cash and a $1,350,000 note.

           The unaudited pro forma condensed balance sheet as of September 30, 1995 gives effect to the disposition had it occurred on September 30, 1995. The unaudited pro forma condensed income statements for the nine months ended September 30, 1995 and year ended December 31, 1994 give effect to the disposition had it occurred at the beginning of these respective periods.

           The pro forma balance sheet and income statements have been prepared utilizing the audited financial statements of both entities as of and for the year ended December 31, 1994 and the unaudited interim financial statements of both entities as of and for the nine months ended September 30, 1995.

           These pro forma financial statements may not be indicative of the results that actually would have occurred if the disposition had taken place on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the notes thereto, and with the consolidated financial statements and notes thereto included in the Company's annual report on Form 10-K for the year ended December 31, 1994.

     (c)  Exhibits.

          Exhibit No. 2.2 (1)   Stock Purchase Agreement dated as of December
                                14, 1995 by and among Java Centrale, Inc., Chart
                                House Enterprises, Inc. and Paradise Bakery,
                                Inc.

                                   SIGNATURES
                                   ----------


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 CHART HOUSE ENTERPRISES, INC. (Registrant)



Date: January 12, 1996           By:  /s/ JOHN M. CREED
                                      --------------------------------------
                                      John M. Creed
                                      President, Chief Executive Officer and
                                      Chairman of the Board



                                 By:  /s/ HAROLD E. GAUBERT, JR.
                                      --------------------------------------
                                      Harold E. Gaubert, Jr.
                                      Vice President, Treasurer and Chief
                                      Financial  Officer



                                 By:  /s/ JAMES C. WENDLER
                                      --------------------------------------
                                      James C. Wendler
                                      Vice President and Chief Accounting
                                      Officer

CHART HOUSE ENTERPRISES, INC. (the "Company")
Unaudited Pro Forma Condensed Balance Sheet as of September 30, 1995 (in ooo's)

                                                     Historical
                                            --------------------------
                                                             Paradise         Pro Forma             Pro Forma
                                             Company        Bakery, Inc.     Adjustments (a)        Balances
                                            ----------      ------------     ---------------       ----------
Current Assets                                   7,770              (666)                               7,104

Net Property and Equipment                     121,308            (1,396)                             119,912

Leased Property under Capital Leases             4,611                (2)                               4,609

Other Assets and Goodwill                       23,577            (2,659)              1,350 (b)       22,268
                                            ----------      ------------     ---------------       ----------

Total Assets                                   157,266            (4,723)              1,350          153,893
                                            ==========      ============     ===============       ==========

Current Liabilities                             16,850              (254)                564 (c)       17,160
                                            ----------      ------------     ---------------       ----------

Long-Term Debt                                  49,700                                (5,350)(d)       44,350
                                            ----------      ------------     ---------------       ----------

Long-Term Obligations under
  Capital Leases                                 5,517                                                  5,517
                                            ----------      ------------     ---------------       ----------

Deferred Income and Income Taxes                 7,043               (44)                141 (c)        7,595
                                                                                         455 (e)
                                            ----------      ------------     ---------------       ----------

Amounts Due to Parent Company                                       (451)                451 (f)
                                            ----------      ------------     ---------------       ----------
Stockholders' Equity:
  Common Stock                                      82                                                     82
  Additional Paid-In Capital                    42,062            (1,991)              1,991 (f)       42,062
  Retained Earnings                             36,012            (1,983)              1,983 (f)       37,127
                                                                                       1,115 (a)
                                            ----------      ------------     ---------------       ----------
    Total Stockholders' Equity                  78,156            (3,974)              5,188           79,271
                                            ----------      ------------     ---------------       ----------

Total Liabilities and Stockholders' Equity     157,266            (4,723)              1,350          153,893
                                            ==========      ============     ===============       ==========

CHART HOUSE ENTERPRISES, INC. (the "Company")
Unaudited Pro Forma Condensed Income Statement
For the Nine Months Ended September 30, 1995
(in ooo's, except per share data)

                                                  Historical
                                         ----------------------------
                                                          Paradise         Pro Forma         Pro Forma
                                           Company      Bakery, Inc.     Adjustments (a)      Results
                                         ----------     ------------     ---------------     ---------
Revenues                                    136,667           (3,378)                          133,289
                                         ----------     ------------                         ---------
Operating Expenses:
  Cost of Food and Supplies                  39,449             (783)                           38,666
  Payroll and Related Taxes                  36,481             (842)                           35,639
  Other Operating Expenses                   31,659             (759)                           30,900
  Depreciation and Amortization               7,984             (256)                            7,728
                                         ----------     ------------                         ---------
                                            115,573           (2,640)                          112,933
                                         ----------     ------------                         ---------

Income From Restaurant Operations            21,094             (738)                           20,356
Selling, General and Administrative
  Expenses                                   11,425             (367)                           11,058
Interest Expense, Net                         3,618              124                (452)(g)     3,290
                                          ----------    ------------                         ---------

Income Before Income Taxes                    6,051             (495)                452         6,008
Provision For Income Taxes                    1,879             (208)                140 (h)     1,811
                                         ----------     ------------     ---------------     ---------

Net Income                                    4,172             (287)                312         4,197
                                         ==========     ============     ===============     =========

Net Income Per Common Share                    0.50                                               0.51
                                         ==========                                          =========

Weighted Average Shares Outstanding           8,276                                              8,276
                                         ==========                                          =========

CHART HOUSE ENTERPRISES, INC. (the "Company")
Unaudited Pro Forma Condensed Income Statement
For the Year Ended December 31, 1994
(in ooo's, except per share data)

                                             Historical
                                     ----------------------------
                                                      Paradise            Pro Forma         Pro Forma
                                       Company       Bakery, Inc.       Adjustments (a)      Results
                                     ----------      ------------       ---------------     ----------

Revenues                                174,940            (4,616)                             170,324
                                     ----------      ------------                           ----------

Operating Expenses:
  Cost of Food and Supplies              52,121            (1,033)                              51,088
  Payroll and Related Taxes              47,239            (1,064)                              46,175
  Other Operating Expenses               38,511              (957)                              37,554
  Depreciation and Amortization           9,872              (363)                               9,509
                                     ----------      ------------                           ----------
                                        147,743            (3,417)                             144,326
                                     ----------      ------------                           ----------

Income From Restaurant Operations        27,197            (1,199)                              25,998
Selling, General and Administrative
  Expenses                               16,072              (415)                              15,657
Interest Expense, Net                     4,527               187                  (511)(g)      4,203
                                     ----------      ------------       ---------------     ----------

Income Before Income Taxes                6,598              (971)                  511          6,138
Provision For Income Taxes                2,312              (408)                  179 (h)      2,083
                                     ----------      ------------       ---------------     ----------

Net Income                                4,286              (563)                  332          4,055
                                     ==========      ============       ===============     ==========

Net Income Per Common Share                0.52                                                   0.49
                                     ==========                                             ==========

Weighted Average Shares Outstanding       8,292                                                  8,292
                                     ==========                                             ==========

CHART HOUSE ENTERPRISES, INC. (the "Company")
Notes to Unaudited Pro Forma Condensed Financial Statements
(Dollar Amounts in ooo's)

(a) The table below summarizes the estimated net gain on sale of the Company's Paradise Bakery, Inc. subsidiary, based on account balances as of September 30, 1995. The estimated net gain on sale of $1,115 will be reflected in the Company's consolidated financial statements as of and for the year ending December 31, 1995. The unaudited pro forma condensed balance sheet as of September 30, 1995, included herein, reflects the effects of this gain on sale as if the transaction had occurred on that date. The audited pro forma condensed income statements for the nine months ended September 30, 1995 and the year ended December 31, 1994, included herein, do not include the net gain on sale.

     Total Sale Price                            6,725
     Less:  Net Book Value of Paradise
       Bakery, Inc. Assets at 9/30/95           (4,425)
     Less:  Estimated Legal and Closing Costs      (25)
                                               -------
     Gross Gain on Sale                          2,275
     Less: Gain Deferred                          (455)
                                               -------
     Gain on Sale Before Income Taxes            1,820
     Less: Income Taxes                           (705)
                                               -------
       Net Gain on Sale                          1,115
                                               =======

(b)  Note received as part of total sale price.

(c)  To record current and deferred income taxes payable on gain on sale.

(d) Gives effect to paydown of debt with cash proceeds from sale of $5,375, less estimated legal and closing costs of $25.

(e) In connection with the sale, a portion of the gross gain on sale will be deferred equal to 20%, which represents the proportionate share of the total sale price of non-cash proceeds (i.e., note) received. The deferred gain will be recognized by the Company under the installment method as principal payments are received.

(f) Offset entry to elimination of intercompany payable amounts and equity accounts, totalling $4,425.

(g) To reflect a reduction in net interest expense as a result of the paydown of debt with the cash proceeds and note received from the sale.

(h) To adjust the provision for income taxes to reflect the tax effect of the reduction in net interest expense.